     As filed with the Securities and Exchange Commission on August 6, 1999
                                                       Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                                CYTRX CORPORATION
               (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)

            Delaware                          58-1642740
  (State or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)

                             154 TECHNOLOGY PARKWAY
                             NORCROSS, GEORGIA 30092
               (Address of Principal Executive Offices) (Zip Code)

                                CYTRX CORPORATION
                          1998 LONG-TERM INCENTIVE PLAN
                            (Full title of the plan)

                                MARK W. REYNOLDS
                                CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                             NORCROSS, GEORGIA 30092
                                 (770) 368-9500
(Name, address, and telephone number, including area code, of agent for service)

                                    COPY TO:

                             GEORGE M. MAXWELL, JR.
                                ALSTON & BIRD LLP
                               ONE ATLANTIC CENTER
                           1201 WEST PEACHTREE STREET
                           ATLANTA, GEORGIA 30309-3424

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
             TITLE OF                 AMOUNT TO BE          PROPOSED                PROPOSED           AMOUNT OF
           SECURITIES TO               REGISTERED            MAXIMUM                 MAXIMUM         REGISTRATION
           BE REGISTERED                               OFFERING PRICE PER      AGGREGATE OFFERING         FEE
                                                             SHARE (1)              PRICE (1)
-----------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.001          500,000               $2.25                $1,125,000           $312.75
            per share
=================================================================================================================



-------------------
(1) Based on the average of the high and low price of shares of the Common Stock of the Registrant reported on the NASDAQ National Market System on August 3, 1999, pursuant to Rule 457 paragraphs (c) and (h).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         CytRx Corporation will provide the documents constituting Part I of this registration statement to participants in the CytRx Corporation 1998 Long-Term Incentive Plan as specified by Rule 428(b)(1) under the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.


         The following documents filed by CytRx with the Securities and Exchange Commission are incorporated herein by reference:

                  (a) CytRx's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

                  (b) CytRx's Quarterly Report on Form 10-Q/A for the quarter ended September 30, 1998, Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

                  (c) The description of CytRx's common stock contained in CytRx's registration statement on Form 8-A declared effective by the SEC on March 1, 1996.

         All documents subsequently filed by CytRx pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers who are a party to, or are threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, because such person is an officer or director against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the director or officer in connection with such action, suit or proceeding if the director or officer acted in good faith and in a manner he/she believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

         In accordance with the Delaware General Corporation Law, CytRx's certificate of incorporation, as amended, provides that its directors shall not be liable to it or its stockholders for monetary damages for breach of a director's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to CytRx or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of CytRx shall be eliminated or limited to the fullest extent permitted by the law as so amended. This provision in the certificate does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law.

         In addition, CytRx's certificate of incorporation and bylaws provide that CytRx must indemnify, to the fullest extent permissible under Delaware law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of CytRx, against expenses, (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of CytRx, and with respect to any criminal action or proceeding, such person had no reasonable cause to believe that their conduct was unlawful. CytRx is also obligated to pay the reasonable expenses actually incurred by a director, officer, employee or agent in the course of defending such proceeding if the indemnified party agrees to repay all amounts advanced if it is ultimately determined that such person is not entitled to indemnification.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         4.1 Certificate of Incorporation, as amended (incorporated by reference from Exhibit 3.1 to CytRx's Registration Statement on Form S-3 filed on November 5, 1997 (File No. 333-39607))

         4.2 Bylaws, as amended (incorporated by reference from Exhibit 4.2 to CytRx's registration statement on Form S-8 filed on July 21, 1997 (File No. 333-37171))

         4.3 CytRx Corporation 1998 Long-Term Incentive Plan (incorporated by reference from Exhibit 10.10 to CytRx's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 000-15327))

         5.1 Opinion of Alston & Bird LLP regarding the legality of the securities being registered

         23.1     Consent of Alston & Bird LLP (included in Exhibit 5.1)

         23.2     Consent of Ernst & Young LLP

         24.1 Power of Attorney (included on the signature page contained on page II-6)


--------------


ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned issuer hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities and Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the provisions described in Item 6 of this
Part II, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       (Signatures on the following page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, CytRx certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 6th day of August, 1999.

                                CytRx Corporation


                                By: /s/ Jack J. Luchese
                                   ---------------------------------------------
                                    Jack J. Luchese
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)


                                By: /s/ Mark W. Reynolds
                                   ---------------------------------------------
                                    Mark W. Reynolds
                                    Chief Financial Officer and Secretary
                                    (Principal Financial and Accounting Officer)

                            (Continued on next page)

                                POWER OF ATTORNEY

         Know All Men By These Presents, that each person whose signature appears below constitutes and appoints Jack J. Luchese, and Mark W. Reynolds, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURE                         TITLE                           DATE
              ---------                         -----                           ----

/s/ Jack J. Luchese                            Director                    August 6, 1999
------------------------------------
Jack J. Luchese


/s/ Lyle A. Hohnke                             Director                    August 6, 1999
------------------------------------
Lyle A. Hohnke


/s/ Jack L. Bowman                             Director                    August 6, 1999
------------------------------------
Jack L. Bowman


/s/ Raymond C. Carnahan, Jr.                   Director                    August 6, 1999
------------------------------------
Raymond C. Carnahan, Jr.


/s/ Max Link                                   Director                    August 6, 1999
------------------------------------
Max Link


/s/ Herbert H. McDade, Jr.                     Director                    August 6, 1999
------------------------------------
Herbert H. McDade, Jr.

                                  EXHIBIT INDEX

         4.1 Certificate of Incorporation, as amended (incorporated by reference from Exhibit 3.1 to CytRx's Registration Statement on Form S-3 filed on November 5, 1997 (File No. 333-39607))

         4.2 Bylaws, as amended (incorporated by reference from Exhibit 4.2 to CytRx's registration statement on Form S-8 filed on July 21, 1997 (File No. 333-37171))

         4.3 CytRx Corporation 1998 Long-Term Incentive Plan (incorporated by reference from Exhibit 10.10 to CytRx's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 000-15327))

         5.1 Opinion of Alston & Bird LLP regarding the legality of the securities being registered

         23.1     Consent of Alston & Bird LLP (included in Exhibit 5.1)

         23.2     Consent of Ernst & Young LLP

         24.1 Power of Attorney (included on the signature page contained on page II-6)


---------------